UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2015

VALLEY NATIONAL BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey	07470
(Address of Principal Executive Offices)	(Zip Code)

(973) 305-8800
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On June 16, 2015, Valley National Bancorp (the “Company”) concurrently commenced separate public offerings of subordinated debentures and non-cumulative perpetual preferred stock.

Subordinated Debentures

The Company agreed to sell $100 million aggregate principal amount of its 4.55% Subordinated Debentures due 2025 (the “Notes”). The Notes are offered pursuant to the Prospectus Supplement dated June 16, 2015 to the Prospectus dated March 20, 2015, filed as part of the Registration Statement on Form S-3ASR (File No. 333-202916) that became effective when filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) on March 20, 2015. The Company estimates that the net proceeds from the offering and sale of the Notes will be approximately $98.9 million.

Purchase Agreement

On June 16, 2015, the Company entered into a purchase agreement (the “Purchase Agreement”) with Sandler O’Neill + Partners, L.P., Keefe, Bruyette & Woods, A Stifel Company and Deutsche Bank Securities Inc., as representatives of the underwriters named therein, with respect to the offer and sale of $100 million aggregate principal amount of Notes. The Purchase Agreement includes customary representations, warranties and covenants by the Company. The Company also agreed to indemnify the underwriters against certain liabilities under the Securities Act. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Preferred Stock

The Company also agreed to sell 4,600,000 shares of its Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”), no par value per share, with a liquidation preference of $25 per share. Dividends on the Series A Preferred Stock will accrue and be payable quarterly in arrears, at a fixed rate per annum equal to 6.25% from the original issue date to, but excluding, June 30, 2025, and thereafter at a floating rate per annum equal to three-month LIBOR plus a spread of 3.85%. The Series A Preferred Stock is offered pursuant to the Prospectus Supplement dated June 16, 2015 to the Prospectus dated March 20, 2015, filed as part of the Registration Statement on Form S-3ASR (File No. 333-202916) that became effective when filed with the SEC under the Securities Act on March 20, 2015. The Company estimates that the net proceeds from the offering and sale of Series A Preferred Stock will be approximately $111.7 million

Underwriting Agreement

On June 16, 2015, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Sandler O’Neill + Partners, L.P., Keefe, Bruyette & Woods, A Stifel Company and RBC Capital Markets, as representatives of the underwriters named therein, with respect to the offer and sale of 4,600,000 shares of Series A Preferred Stock. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. The Company also agreed to indemnify the underwriters against certain liabilities under the Securities Act. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.2 and incorporated herein by reference.

Indenture and First Supplemental Indenture

Attached as Exhibits 4.1 and 4.2 hereto are the Indenture relating to the Notes, dated as of June 19, 2015, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) (the “Indenture”), and the First Supplemental Indenture relating to the Notes, dated as of June 19, 2015, entered into between the Company and the Trustee (the “First Supplemental Indenture”). The Indenture, as amended and supplemented by the First Supplemental Indenture, governs the terms of the Notes. The foregoing descriptions are qualified in their entirety by reference to the Indenture and the First Supplemental Indenture, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders

On June 18, 2015, the Company filed a Certificate of Designations (the “Certificate of Designations”) with the New Jersey Department of Treasury, establishing the rights, preferences, privileges, qualifications, restrictions and limitations of a new series of the Series A Preferred Stock.

The Series A Preferred Stock ranks (i) senior to the Company’s common stock and any class or series of the Company’s capital stock that may be issued in the future that is not expressly stated to be on parity with or senior to the Series A Preferred Stock with respect to the payment of dividends or the distribution of assets on any liquidation, dissolution or winding up of the Company, (ii) on parity with any class or series of the Company’s capital stock that may be issued in the future that is expressly stated to be on parity with the Series A Preferred Stock with respect to the payment of dividends or the distribution of assets on any liquidation, dissolution or winding up of the Company and (iii) junior to any class or series of the Company’s capital stock that may be issued in the future that is expressly stated too be senior to the Series A Preferred Stock with respect to the payment of dividends or the distribution of assets on any liquidation, dissolution or winding up of the Company.

Under the terms of the Series A Preferred Stock, the ability of the Company to pay dividends on, make distributions with respect to, or to redeem, purchase or acquire the Company’s common stock or any other stock ranking junior to or on parity with the Series A Preferred Stock, is subject to restrictions in the event that the Company has not declared and either paid or set aside a sum sufficient for payment of full dividends on the Series A Preferred Stock for the most recently completed dividend period.

The foregoing description is qualified in its entirety by reference to the Certificate of Designations, which is included as Exhibit 3.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the offering of the Series A Preferred Stock, the Company filed the Certificate of Designations with the New Jersey Department of Treasury amending the Company’s Restated Certificate of Incorporation, on June 18, 2015, which became effective upon filing. The Certificate of Designations creates Series A Preferred Stock out of the authorized and unissued shares of preferred stock of the Company, and establishes the terms of the Series A Preferred Stock, fixes the authorized number of shares to 4,600,000 and provides for certain other powers, rights and preferences. The foregoing description is qualified in its entirety by reference to the Certificate of Designations, which is included as Exhibit 3.1 and incorporated herein by reference.

Item 8.01 Other Events

On June 16, 2015, the Company issued a press release on the subject of the pricing of the public offering of the Notes and Series A Preferred Stock. A copy of such press release is furnished herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

Exhibits:

1.1
Purchase Agreement, dated June 16, 2015, by and among the Company and Sandler O’Neill + Partners, L.P., Keefe, Bruyette & Woods, A Stifel Company and Deutsche Bank Securities Inc., as representatives of the underwriters named therein

1.2
Underwriting Agreement, dated June 16, 2015, by and among the Company and Sandler O’Neill + Partners, L.P., Keefe, Bruyette & Woods, A Stifel Company and RBC Capital Markets, as representatives of the underwriters named therein

3.1	Certificate of Designations, filed June 18, 2015
4.1	Indenture, dated as of June 19, 2015, by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee
4.2
First Supplemental Indenture, dated as of June 19, 2015, by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, including the form of the Notes attached as Exhibit A thereto

5.1	Opinion of Day Pitney LLP regarding the legality of the Notes
5.2	Opinion of Day Pitney LLP regarding the legality of the Series A Preferred Stock
23.1	Consent of Day Pitney LLP (included in Exhibit 5.1 filed herewith)
23.2	Consent of Day Pitney LLP (included in Exhibit 5.2 filed herewith)
99.1	Press release on the subject of the pricing of the public offering of the Company’s Notes and Series A Preferred Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2015	VALLEY NATIONAL BANCORP

	By:	/s/ Alan D. Eskow
Alan D. Eskow
Senior Executive Vice President and
Chief Financial Officer (Principal Financial Officer)

[Signature page to Form 8-K]

EXHIBIT INDEX

1.1
Purchase Agreement, dated June 16, 2015, by and among the Company and Sandler O’Neill + Partners, L.P., Keefe, Bruyette & Woods, A Stifel Company and Deutsche Bank Securities Inc., as representatives of the underwriters named therein

1.2
Underwriting Agreement, dated June 16, 2015, by and among the Company and Sandler O’Neill + Partners, L.P., Keefe, Bruyette & Woods, A Stifel Company and RBC Capital Markets, as representatives of the underwriters named therein

3.1	Certificate of Designations, filed June 18, 2015
4.1	Indenture, dated as of June 19, 2015, by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee
4.2
First Supplemental Indenture, dated as of June 19, 2015, by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, including the form of the Notes attached as Exhibit A thereto

5.1	Opinion of Day Pitney LLP regarding the legality of the Notes
5.2	Opinion of Day Pitney LLP regarding the legality of the Series A Preferred Stock
23.1	Consent of Day Pitney LLP (included in Exhibit 5.1 filed herewith)
23.2	Consent of Day Pitney LLP (included in Exhibit 5.2 filed herewith)
99.1	Press release on the subject of the pricing of the public offering of the Company’s Notes and Series A Preferred Stock